UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04873

The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Growth Fund

Annual Report — December 31, 2011

Howard F. Ward, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund declined 3.8% compared with increases of 2.1% and 2.6% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Concerns about economic growth, debt burdens, and political stalemates in Europe and the U.S. created volatility in the markets during 2011.

Beginning with a continued economic rebound following the financial crisis of 2008-2009, the market quickly recognized the implications of the political uprisings across the Middle East, and the earthquake and nuclear disaster in Fukushima, Japan, which resulted in both a human tragedy and a disruption to the supply chains of many industries. Over the summer, political brinksmanship over the debt ceiling in the U.S. led to the country losing its AAA rating. Throughout autumn to the end of the year, concerns about the fiscal crisis in Europe led to doubts regarding the ability of certain EU members to repay their debts, and also of whether the euro itself will survive.

Stocks are no longer priced at 24 times earnings with a dividend yield of 1.3%. They are priced at 12 times earnings and yielding 2.1%. The last time stocks sold at 12 times earnings was 1991, a year when 10 year Treasuries were priced to yield 8%, compared with 2% today. Aside from a brief spell during the late 2008 financial crisis the market has not yielded more than the 10 year Treasury since the 1950s. The equity risk premium, or the difference between the risk free bond yield and the earnings yield on stocks (opposite of price to earnings ratio), has been at around 6%.

Performance for the year was dampened by our investment in gold mining shares, which failed to keep pace with the rising price of gold bullion. We were also hurt by our significant overweight in Energy shares, as the price of oil rose sharply in the first four months of the year and then fell precipitously, hurting our oil centric holdings. Meanwhile, the price of natural gas failed to sustain a rally, weighing on our natural gas holdings. While we had success with our holdings of Consumer Discretionary stocks, our underweight in this sector penalized results for the year. The mid-year market air pocket, precipitated by the European debt crisis and downgrade of America’s credit rating, proved difficult for many of our Producer Durable holdings.

Selected holdings that contributed positively to performance in 2011 were Apple Inc. (7.8% of net assets as of December 31, 2011), the Fund’s largest holding; International Business Machines Corp. (3.9%), and MasterCard Inc. (0.8%). Some of our weaker performing stocks during the year were Hess Corp. (1.5%), Suncor Energy Inc. (1.0%), and The Mosaic Co. (0.7%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
February 22, 2012	President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (4/10/87)
Class AAA (GABGX)	(3.84)%	(0.29)%	0.51%	8.99%
S&P 500 Index	2.11	(0.25)	2.92	8.53	(e)
Russell 1000 Growth Index	2.64	2.50	2.60	7.86	(e)
Class A (GGCAX)	(3.84)	(0.29)	0.52	8.99
With sales charge (b)	(9.37)	(1.46)	(0.08)	8.73
Class B (GGCBX)	(4.57)	(1.04)	(0.09)	8.73
With contingent deferred sales charge (c)	(9.34)	(1.44)	(0.09)	8.73
Class C (GGCCX)	(4.57)	(1.04)	(0.09)	8.73
With contingent deferred sales charge (d)	(5.52)	(1.04)	(0.09)	8.73
Class I (GGCIX)	(3.60)	(0.10)	0.61	9.03

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C and I Shares are 1.47%, 1.47%, 2.22%, 2.22%, and 1.22%, respectively. See page 9 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 943.30	1.51%	$ 7.40
Class A	$1,000.00	$ 943.30	1.50%	$ 7.35
Class B	$1,000.00	$ 939.50	2.25%	$11.00
Class C	$1,000.00	$ 939.80	2.25%	$11.00
Class I	$1,000.00	$ 944.30	1.25%	$ 6.13
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.59	1.51%	$ 7.68
Class A	$1,000.00	$1,017.64	1.50%	$ 7.63
Class B	$1,000.00	$1,013.86	2.25%	$11.42
Class C	$1,000.00	$1,013.86	2.25%	$11.42
Class I	$1,000.00	$1,018.90	1.25%	$ 6.36

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The GAMCO Growth Fund

Technology	24.4%
Consumer Discretionary	17.5%
Consumer Staples	14.6%
Energy	12.4%
Health Care	12.2%
Producer Durables	11.5%

Materials & Processing	4.1%
Financial Services	2.5%
U.S. Government Obligations	0.8%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GAMCO Growth Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 99.2%

	TECHNOLOGY — 24.4%
	Information Technology — 20.8%
81,000	Apple Inc.†	$18,879,904	$32,805,000
345,000	EMC Corp.†	8,597,237	7,431,300
21,800	Google Inc., Cl. A†	11,341,989	14,080,620
88,500	International Business Machines Corp.	10,153,909	16,273,380
645,000	Microsoft Corp.	15,878,559	16,744,200

		64,851,598	87,334,500

	Telecommunications — 3.6%
279,000	QUALCOMM Inc.	14,695,320	15,261,300

	TOTAL TECHNOLOGY	79,546,918	102,595,800

	CONSUMER DISCRETIONARY — 17.5%
3,000	Amazon.com Inc.†	113,658	519,300
172,000	CBS Corp., Cl. B, Non-Voting	4,614,601	4,668,080
31,000	Coach Inc.	1,401,844	1,892,240
225,000	Comcast Corp., Cl. A, Special	5,395,281	5,301,000
46,000	Costco Wholesale Corp.	2,836,623	3,832,720
115,000	DIRECTV, Cl. A†	5,735,084	4,917,400
97,000	Johnson Controls Inc.	2,973,956	3,032,220
70,000	Macy’s Inc.	2,051,929	2,252,600
80,000	NIKE Inc., Cl. B	6,480,003	7,709,600
45,000	Nordstrom Inc.	2,098,786	2,236,950
6,000	priceline.com Inc.†	2,899,354	2,806,260
11,000	Ralph Lauren Corp.	854,373	1,518,880
195,000	Starbucks Corp.	7,442,360	8,971,950
32,000	The Estee Lauder Companies Inc., Cl. A	2,943,402	3,594,240
165,000	The Home Depot Inc.	5,944,509	6,936,600
58,000	The TJX Companies Inc.	3,146,032	3,743,900
53,400	Tiffany & Co.	3,719,792	3,538,284
130,000	Viacom Inc., Cl. B	6,441,270	5,903,300

	TOTAL CONSUMER DISCRETIONARY	67,092,857	73,375,524

	CONSUMER STAPLES — 14.6%
108,000	Beam Inc.	5,028,754	5,532,840
39,000	Colgate-Palmolive Co.	3,153,780	3,603,210
87,122	Danone	4,795,423	5,476,627
76,000	Diageo plc, ADR	6,380,435	6,643,920
119,000	Mead Johnson Nutrition Co.	8,459,578	8,178,870
102,000	Nestlé SA	5,315,346	5,863,941
127,600	PepsiCo Inc.	8,231,120	8,466,260
161,000	The Coca-Cola Co.	8,999,961	11,265,170
38,000	The Procter & Gamble Co.	2,443,616	2,534,980
53,000	Whole Foods Market Inc.	3,154,162	3,687,740

	TOTAL CONSUMER STAPLES	55,962,175	61,253,558

Shares		Cost	Market Value

	ENERGY — 12.4%
38,000	Cabot Oil & Gas Corp.	$2,530,414	$2,884,200
147,500	Cenovus Energy Inc.	5,576,843	4,897,000
64,000	Continental Resources Inc.†	3,639,637	4,269,440
89,000	EOG Resources Inc.	9,487,607	8,767,390
112,000	Halliburton Co.	4,445,776	3,865,120
112,000	Hess Corp.	7,410,463	6,361,600
58,000	Occidental Petroleum Corp.	4,723,424	5,434,600
127,000	Schlumberger Ltd.	9,454,175	8,675,370
44,000	Southwestern Energy Co.†	1,752,458	1,405,360
148,000	Suncor Energy Inc.	6,638,655	4,266,840
44,000	Ultra Petroleum Corp.†	1,790,118	1,303,720

	TOTAL ENERGY	57,449,570	52,130,640

	HEALTH CARE — 12.2%
20,000	Abbott Laboratories	1,093,446	1,124,600
82,500	Allergan Inc.	6,748,268	7,238,550
89,000	Becton, Dickinson and Co.	7,238,399	6,650,080
4,200	Intuitive Surgical Inc.†	1,628,636	1,944,642
108,000	Johnson & Johnson	7,083,616	7,082,640
47,000	Novartis AG, ADR	2,937,141	2,686,990
12,000	Novo Nordisk A/S, ADR	1,264,529	1,383,120
33,000	Novo Nordisk A/S, Cl. B	2,357,944	3,792,245
110,000	Roche Holding AG, ADR	4,466,799	4,680,500
15,000	Roche Holding AG, Genusschein	2,573,629	2,542,318
134,000	St. Jude Medical Inc.	5,837,352	4,596,200
91,000	Stryker Corp.	5,287,454	4,523,610
48,000	Varian Medical Systems Inc.†	2,448,004	3,222,240

	TOTAL HEALTH CARE	50,965,217	51,467,735

	PRODUCER DURABLES — 11.5%
35,000	C.H. Robinson Worldwide Inc.	2,372,836	2,442,300
49,000	Caterpillar Inc.	4,694,089	4,439,400
28,000	Cummins Inc.	2,757,657	2,464,560
52,000	Deere & Co.	4,272,665	4,022,200
97,000	Eaton Corp.	3,419,027	4,222,410
83,000	Emerson Electric Co.	4,769,247	3,866,970
29,000	Flowserve Corp.	2,993,008	2,880,280
233,000	General Electric Co.	4,228,872	4,173,030
110,000	Honeywell International Inc.	4,919,310	5,978,500
30,000	Joy Global Inc.	2,572,089	2,249,100
80,000	PACCAR Inc.	3,765,934	2,997,600
34,000	Union Pacific Corp.	3,092,604	3,601,960
68,000	United Technologies Corp.	4,450,772	4,970,120

	TOTAL PRODUCER DURABLES	48,308,110	48,308,430

	MATERIALS AND PROCESSING — 4.1%
65,000	E. I. du Pont de Nemours and Co.	3,079,314	2,975,700
45,000	Freeport-McMoRan Copper & Gold Inc.	2,356,617	1,655,550
41,000	Monsanto Co.	2,573,084	2,872,870

See accompanying notes to financial statements.

The GAMCO Growth Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)

	MATERIALS AND PROCESSING (Continued)
42,000	Precision Castparts Corp.	$5,173,169	$6,921,180
59,500	The Mosaic Co.	4,287,806	3,000,585

	TOTAL MATERIALS AND PROCESSING	17,469,990	17,425,885

	FINANCIAL SERVICES — 2.5%
12,500	BlackRock Inc.	2,376,345	2,228,000
8,800	MasterCard Inc., Cl. A	2,262,309	3,280,816
185,000	The Charles Schwab Corp.	3,141,945	2,083,100
29,000	Visa Inc., Cl. A	2,159,515	2,944,370

	TOTAL FINANCIAL SERVICES	9,940,114	10,536,286

	TOTAL COMMON STOCKS	386,734,951	417,093,858

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$3,277,000	U.S. Treasury Bill, 0.034%††, 06/07/12	3,276,510	3,276,397

	TOTAL INVESTMENTS — 100.0%	$390,011,461	420,370,255

	Other Assets and Liabilities (Net) — 0.0%		(194,486)

	NET ASSETS — 100.0%		$420,175,769

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $390,011,461)	$420,370,255
Foreign currency, at value (cost $5)	5
Cash	25,647
Receivable for Fund shares sold	22,737
Dividends receivable	716,166
Prepaid expense	30,161

Total Assets	421,164,971

Liabilities:
Payable for Fund shares redeemed	281,671
Payable for investment advisory fees	357,210
Payable for distribution fees	89,278
Payable for accounting fees	3,750
Payable for shareholder services fees	114,436
Payable for shareholder communications expenses	100,938
Other accrued expenses	41,919

Total Liabilities	989,202

Net Assets (applicable to 13,957,848 shares outstanding)	$420,175,769

Net Assets Consist of:
Paid-in capital	$491,096,959
Accumulated net realized loss on investments and foreign currency transactions	(101,286,539)
Net unrealized appreciation on investments	30,358,794
Net unrealized appreciation on foreign currency translations	6,555

Net Assets	$420,175,769

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($415,416,280 ÷ 13,798,470 shares outstanding)	$30.11

Class A:
Net Asset Value and redemption price per share ($778,152 ÷ 25,845 shares outstanding)	$30.11

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$31.95

Class B:
Net Asset Value and offering price per share ($274,442 ÷ 9,658 shares outstanding)	$28.42	(a)

Class C:
Net Asset Value and offering price per share ($694,387 ÷ 24,436 shares outstanding)	$28.42	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($3,012,508 ÷ 99,439 shares outstanding)	$30.30

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $248,061)	$8,262,617
Interest	952

Total Investment Income	8,263,569

Expenses:
Investment advisory fees	4,887,918
Distribution fees – Class AAA	1,208,983
Distribution fees – Class A	2,031
Distribution fees – Class B	2,818
Distribution fees – Class C	6,967
Shareholder services fees	518,867
Shareholder communications expenses	204,948
Trustees’ fees	130,045
Custodian fees	75,936
Registration expenses	49,646
Accounting fees	45,000
Legal and audit fees	40,172
Interest expense	2,663
Miscellaneous expenses	45,588

Total Expenses	7,221,582

Net Investment Income	1,041,987

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	37,239,923
Net realized gain on foreign currency transactions	3,238

Net realized gain on investments and foreign currency transactions	37,243,161

Net change in unrealized appreciation:
on investments	(57,815,560)
on foreign currency translations	(8,962)

Net change in unrealized appreciation on investments and foreign currency translations	(57,824,522)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(20,581,361)

Net Decrease in Net Assets Resulting from Operations	$(19,539,374)

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income/(loss)	$1,041,987	$(305,019)
Net realized gain/(loss) on investments and foreign currency transactions	37,243,161	(4,366,129)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,824,522)	55,350,553

Net Increase/(Decrease) in Net Assets Resulting from Operations	(19,539,374)	50,679,405

Distributions to Shareholders:
Net investment income
Class AAA	(1,027,291)	—
Class A	(2,149)	—
Class I	(16,023)	—

Total Distributions to Shareholders	(1,045,463)	—

Shares of Beneficial Interest Transactions:
Class AAA	(111,106,419)	(78,602,668)
Class A	(13,595)	(434,946)
Class C	(61,239)	(915,285)
Class I	(269,863)	(716,189)

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(111,451,116)	(80,669,088)

Redemption Fees	30	418

Net Decrease in Net Assets	(132,035,923)	(29,989,265)
Net Assets:
Beginning of period	552,211,692	582,200,957

End of period (including undistributed net investment income of $0 and $0, respectively)	$420,175,769	$552,211,692

See accompanying notes to financial statements.

The GAMCO Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses	Portfolio Turnover Rate
Class AAA
2011	$31.39	$0.07	$(1.28)	$(1.21)	$(0.07)	$(0.07)	$0.00	$30.11	(3.8)%	$415,416	0.21%		1.48%	67%
2010	28.50	(0.02)	2.91	2.89	—	—	0.00	31.39	10.1	546,786	(0.06)		1.47	55
2009	19.56	(0.02)	8.96	8.94	—	—	0.00	28.50	45.7	575,203	(0.08)		1.53	83
2008	36.17	(0.09)	(16.52)	(16.61)	—	—	0.00	19.56	(45.9)	455,357	(0.31)		1.40	93
2007	30.62	(0.16)	5.71	5.55	—	—	0.00	36.17	18.1	945,068	(0.49)		1.45	91
Class A
2011	$31.40	$0.06	$(1.27)	$(1.21)	$(0.08)	$(0.08)	$0.00	$30.11	(3.8)%	$778	0.18%		1.48%	67%
2010	28.50	(0.01)	2.91	2.90	—	—	0.00	31.40	10.2	858	(0.05)		1.47	55
2009	19.57	(0.02)	8.95	8.93	—	—	0.00	28.50	45.6	1,237	(0.08)		1.53	83
2008	36.18	(0.08)	(16.53)	(16.61)	—	—	0.00	19.57	(45.9)	737	(0.29)		1.40	93
2007	30.63	(0.08)	5.63	5.55	—	—	0.00	36.18	18.1	707	(0.23)		1.45	91
Class B
2011	$29.78	$(0.16)	$(1.20)	$(1.36)	—	—	$0.00	$28.42	(4.6)%	$275	(0.54)%		2.23%	67%
2010	27.24	(0.21)	2.75	2.54	—	—	0.00	29.78	9.3	288	(0.80)		2.22	55
2009	18.84	(0.19)	8.59	8.40	—	—	0.00	27.24	44.6	263	(0.84)		2.28	83
2008	35.10	(0.30)	(15.96)	(16.26)	—	—	0.00	18.84	(46.3)	182	(1.06)		2.15	93
2007	29.93	(0.40)	5.57	5.17	—	—	0.00	35.10	17.2	339	(1.23)		2.20	91
Class C
2011	$29.78	$(0.16)	$(1.20)	$(1.36)	—	—	$0.00	$28.42	(4.6)%	$694	(0.54)%		2.23%	67%
2010	27.23	(0.21)	2.76	2.55	—	—	0.00	29.78	9.4	787	(0.80)		2.22	55
2009	18.84	(0.18)	8.57	8.39	—	—	0.00	27.23	44.5	1,620	(0.82)		2.28	83
2008	35.10	(0.28)	(15.98)	(16.26)	—	—	0.00	18.84	(46.3)	1,467	(1.05)		2.15	93
2007	29.93	(0.40)	5.57	5.17	—	—	0.00	35.10	17.2	1,001	(1.23)		2.20	91
Class I
2011	$31.60	$0.15	$(1.29)	$(1.14)	$(0.16)	$(0.16)	$0.00	$30.30	(3.6)%	$3,013	0.47%		1.23%	67%
2010	28.62	0.05	2.93	2.98	—	—	0.00	31.60	10.4	3,493	0.19		1.22	55
2009	19.60	0.04	8.98	9.02	—	—	0.00	28.62	46.0	3,878	0.17		1.28	83
2008(c)	33.70	0.00 (b)	(14.10)	(14.10)	—	—	0.00	19.60	(41.8)	2,840	0.00	(d)(e)	1.15 (d)	93

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.
(e)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Notes to Financial Statements

1.  Organization.  The GAMCO Growth Fund was organized on October 24, 1986 as a Massachusetts business trust and commenced investment operations on April 10, 1987. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is capital appreciation.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 - Quoted Prices	$417,093,858
Level 2 - Other Significant Observable Inputs	3,276,397

Total	$420,370,255

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”).
Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2011 or December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/ depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders, if any, are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, expired capital loss carryforwards, and current year taxable overdistribution. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,476 and decrease accumulated net realized loss on investments and foreign currency transactions by $316,168,054, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$1,045,463

Total distributions paid	$1,045,463

No distributions were made during the year ended December 31, 2010.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(98,634,985)
Net unrealized appreciation on investments and foreign currency translations	27,713,795

Total	$(70,921,190)

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$1,141,675
Capital Loss Carryforward Available through 2016	18,485,136
Capital Loss Carryforward Available through 2017	67,392,145
Capital Loss Carryforward Available through 2018	11,616,029

Total Capital Loss Carryforwards	$98,634,985

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $33,879,201, and $316,171,293 of capital loss carryforwards expired for the Fund.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$392,663,015	$49,679,051	$(21,971,811)	$27,707,240

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receives a $1,000 annual fee. A

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $331,855,544 and $444,449,478, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $44,812 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $390 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $105,400 with a weighted average interest rate of 1.40%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $13,977,000.

8.  Shares of Beneficial Interest.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $30 and $418, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	379,781	$11,936,622	724,280	$20,032,512
Shares issued upon reinvestment of distributions	32,681	977,060	—	—
Shares redeemed	(4,032,952)	(124,020,101)	(3,490,250)	(98,635,180)

Net decrease	(3,620,490)	$(111,106,419)	(2,765,970)	$(78,602,668)

Class A
Shares sold	22,779	$716,511	9,652	$278,393
Shares issued upon reinvestment of distributions	65	1,937	—	—
Shares redeemed	(24,314)	(732,043)	(25,735)	(713,339)

Net decrease	(1,470)	$(13,595)	(16,083)	$(434,946)

Class C
Shares sold	5,898	$171,665	4,596	$126,688
Shares redeemed	(7,905)	(232,904)	(37,652)	(1,041,973)

Net decrease	(2,007)	$(61,239)	(33,056)	$(915,285)

Class I
Shares sold	44,380	$1,372,619	31,707	$888,202
Shares issued upon reinvestment of distributions	524	15,751	—	—
Shares redeemed	(55,975)	(1,658,233)	(56,702)	(1,604,391)

Net decrease	(11,071)	$(269,863)	(24,995)	$(716,189)

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Growth Fund (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

The GAMCO Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee Age: 69	Since 1992	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John D. Gabelli Trustee Age: 67	Since 1995	10	Senior Vice President of Gabelli & Company, Inc.	—
Anthony Torna, Sr. Trustee Age: 85	Since 1987	1	Registered Representative, Maxim Group LLC from 2002	—

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 1989	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 1992	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Dugald A. Fletcher Trustee Age: 82	1989-1996 2000-present	2	President, Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)
Robert J. Morrissey Trustee Age: 72	Since 2001	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—
Anthony R. Pustorino Trustee Age: 86	Since 1987	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Anthonie C. van Ekris Trustee Age: 77	1987-1989 1992-present	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Trustee Age: 66	1987-1996 2000-present	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

The GAMCO Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Torna is considered an interested person because he was a registered broker during the past fiscal year with a firm to which the Fund Complex (but not the Fund) pays brokerage commissions.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.0745, $0.0834, and $0.1622 per share for Class AAA, Class A, and Class I, respectively. For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2011 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 0.78%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you.  This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass)
Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass)
Team Managed

MICRO-CAP

GAMCO Westwood
Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)
Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass) Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers: Charles L. Minter    Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC,

One Corporate Center, Rye, NY 10580.

The GAMCO Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment Officer

Financial Security Assurance Holdings Ltd.

Dugald A. Fletcher

President

Fletcher & Company, Inc.

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus

Pace University

Anthony Torna

Maxim Group LLC

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers and Portfolio Manager
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Agnes Mullady Treasurer	Howard F. Ward, CFA Portfolio Manager

Distributor
G.distributors, LLC

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q411AR

GAMCO

The

GAMCO

Growth

Fund

ANNUAL REPORT

DECEMBER 31, 2011

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,767 for 2010 and $34,767 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2010 and $3,625 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.